Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Healthaxis Inc. (the Company) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James W. McLane, Chief Executive Officer of the Company, and Jimmy D. Taylor, Chief Financial Officer, do each herby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ James W. McLane

James W. McLane
Chief Executive Officer
March 30, 2005

By: /s/ Jimmy D. Taylor

Jimmy D. Taylor
Chief Financial Officer
March 30, 2005

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